                                                                   EXHIBIT 10.35
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                                  A/B EXCHANGE

                         REGISTRATION RIGHTS AGREEMENT

                         DATED AS OF FEBRUARY 18, 1999

                                  BY AND AMONG

                              HOLLYWOOD PARK, INC.

              THE GUARANTORS LISTED ON THE SIGNATURE PAGES HERETO

                                      AND

                             LEHMAN BROTHERS INC.,

                            CIBC OPPENHEIMER CORP.,

                       MORGAN STANLEY & CO. INCORPORATED,

                     NATIONSBANC MONTGOMERY SECURITIES LLC,

                        SG COWEN SECURITIES CORPORATION,

                                      AND

                      WASSERSTEIN PERELLA SECURITIES, INC.

================================================================================

     This Registration Rights Agreement (this "Agreement") is made and entered into as of February 18, 1999 by and among Hollywood Park, Inc., a Nevada corporation (the "Company"), Bay St. Louis Casino Corp., a Mississippi corporation, Bayview Yacht Club, Inc., a Mississippi corporation, Biloxi Casino Corp., a Mississippi corporation, Boomtown Hoosier, Inc., a Nevada corporation, Boomtown Hotel & Casino, Inc., a Nevada corporation, Boomtown, Inc., a Delaware corporation, Casino Magic American Corp., a Minnesota corporation, Casino Magic Corp., a Minnesota corporation, Casino Magic Finance Corp., a Mississippi corporation, Casino One Corporation, a Mississippi corporation, Crystal Park Hotel & Casino Development Company, LLC, a California limited liability corporation, Hollywood Park Fall Operating Company, a Delaware corporation, Hollywood Park Food Services, Inc., a California corporation, Hollywood Park Operating Company, a Delaware corporation, HP Casino, Inc., a California corporation, HP/Compton, Inc., a California corporation, HP Yakama, Inc., a Delaware corporation, HP Yakama Consulting, Inc., a Delaware corporation, Indiana Ventures LLC, a Nevada limited liability corporation, Louisiana Gaming Enterprises, Inc., a Louisiana corporation, Louisiana-I Gaming, A Louisiana Partnership in Commendam, Mardi Gras Casino Corp., a Mississippi corporation, Mississippi-I Gaming, L.P., a Mississippi limited partnership, Pinnacle Gaming Development Corp., a Colorado corporation, Switzerland County Development Corp., a Nevada corporation, Turf Paradise, Inc., an Arizona corporation (collectively, the "Existing Guarantors"), and Lehman Brothers Inc., CIBC Oppenheimer Corp., Morgan Stanley & Co. Incorporated, NationsBanc Montgomery Securities LLC, SG Cowen Securities Corporation, and Wasserstein Perella Securities, Inc. (together, the "Initial Purchasers"), each of whom has agreed to purchase severally and not jointly the Company's Series A 9 1/4% Senior Subordinated Notes due 2007 (the "Series A Notes") pursuant to the Purchase Agreement (as defined below).

     This Agreement is made pursuant to the Purchase Agreement, dated as of February 12, 1999 (the "Purchase Agreement"), by and among the Company, the Existing Guarantors and the Initial Purchasers. In order to induce the Initial Purchasers to purchase the Series A Notes, the Company and the Existing Guarantors have agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 7(l)(v) of the Purchase Agreement.

     The parties hereby agree as follows:

SECTION 1.    DEFINITIONS

     As used in this Agreement, the following capitalized terms shall have the following meanings:

     Act:  The Securities Act of 1933, as amended.

     Additional Guarantor: Any subsidiary of the Company that executes a Subsidiary Guarantee under the Indenture after the date of this Agreement.

     Broker-Dealer:  Any broker or dealer registered under the Exchange Act.

     Closing Date:  The date of this Agreement.

     Commission:  The Securities and Exchange Commission.

     Consummate: A Registered Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series B Notes to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company to the Registrar under the Indenture of Series B Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes that were tendered by Holders thereof pursuant to the Exchange Offer.

     Damages Payment Date: With respect to the Series A Notes, each Interest Payment Date.

     Effectiveness Target Date:  As defined in Section 5.

     Exchange Act:  The Securities Exchange Act of 1934, as amended.

     Exchange Offer: The registration by the Company under the Act of the Series B Notes (including the Subsidiary Guarantees) pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Series B Notes and registered Subsidiary Guarantees in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

     Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

     Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Series A Notes to (i) certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act, and to (ii) outside the United States to Persons other than U.S. Persons in offshore transactions meeting the requirements of rule 904 of Regulation S under the Act.

     Guarantors:  The Additional Guarantors and the Existing Guarantors.

     Holders:  As defined in Section 2(b) hereof.

     Indemnified Holder:  As defined in Section 8(a) hereof.

     Indenture: The Indenture, dated as of February 18, 1999, among the Company, the Existing Guarantors and The Bank of New York, as trustee (the

"Trustee"), pursuant to which the Notes are to be issued, as such Indenture is
--------
amended or supplemented from time to time in accordance with the terms thereof.

     Initial Purchasers:  As defined in the preamble hereto.

     Interest Payment Date:  As defined in the Indenture and the Notes.

     NASD:  National Association of Securities Dealers, Inc.

     Notes:  The Series A Notes and the Series B Notes.

     Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     Prospectus: The prospectus included in a Registration Statement including, without limitation, a Market-Maker Prospectus, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

     Record Holder: With respect to any Damages Payment Date relating to Notes, each Person who is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

     Registration Default:  As defined in Section 5 hereof.

     Registration Statement: Any Registration Statement of the Company relating to (a) an offering of Series B Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

     Series B Notes: The Company's Series B 9 1/4% Senior Subordinated Notes due 2007 to be issued pursuant to the Indenture in the Exchange Offer.

     Shelf Filing Deadline:  As defined in Section 4 hereof.

     Shelf Registration Statement:  As defined in Section 4 hereof.

     Subsidiary Guarantee: The Guarantee by a Guarantor of the Company's obligations under the Notes and Indenture.

     TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

     Transfer Restricted Securities: Each Note (including the Subsidiary Guarantees), until the earliest to occur of (a) the date on which such Note is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Note (including the Subsidiary Guarantees) has been effectively registered under the Act and disposed of in accordance with a

Shelf Registration Statement and (c) the date on which such Note (including the Subsidiary Guarantees) may be distributed to the public pursuant to Rule 144 under the Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).

     Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

SECTION 2.    SECURITIES SUBJECT TO THIS AGREEMENT

        (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

        (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

SECTION 3.    REGISTERED EXCHANGE OFFER

        (a) Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a)(i) below have been complied with), the Company and the Guarantors shall (i) cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 45 days after the Closing Date, a Registration Statement under the Act relating to the Series B Notes (including the Subsidiary Guarantees) and the Exchange Offer, (ii) use best efforts to cause such Registration Statement to become effective at the earliest possible time, but in no event later than 150 days after the Closing Date, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) file, if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings in connection with the registration and qualification of the Series B Notes (including the Subsidiary Guarantees) to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer (subject to the limitations of Section 6(d)(x)), and (iv) upon the effectiveness of such Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Series B Notes (including the Subsidiary Guarantees) to be offered in exchange for the Notes that are Transfer Restricted Securities and to permit resales of Notes held by Broker-Dealers (other than unsold allotments held by the Initial Purchasers) as contemplated by Section 3(c) below.

        (b) The Company and the Guarantors shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 business days. The Company and the Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes

(including the Subsidiary Guarantees) shall be included in the Exchange Offer Registration Statement. The Company and the Guarantors shall use their best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 business days thereafter.

        (c) The Company and the Guarantors shall indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Series A Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Series A Notes pursuant to the Exchange Offer. Such "Plan of Distribution" section shall also contain all other information with respect to such sales by such Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Notes held by any such Broker-Dealer, except to the extent required by the Commission. See Shearman & Sterling no-action letter (available July 2, 1993).

     The Company and the Guarantors shall use their best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(d) below to the extent necessary to ensure that it is available for resales of Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for the lesser of (i) a period of 180 days from the date on which the Exchange Offer Registration Statement is declared effective or (ii) such period of time as such Broker-Dealer must comply with the prospectus delivery requirements of the Act in order to resell the Series B Notes received in exchange for Series A Notes acquired for their own account as a result of such market-making or other trading activities; subject in the case of either clause (i) or (ii), to any suspension of the effectiveness or usability of the Exchange Offer Registration Statement or the Prospectus contained therein pursuant to Section 6(d)(i) hereof..

     The Company and the Guarantors shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request at any time during such period in order to facilitate such resales. The Initial Purchasers shall use reasonable efforts to ensure that Broker-Dealers effecting such resales cooperate with the Company in responding to inquiries by the Company as to whether such Series B Notes have been disposed of pursuant to such Prospectus.

     Upon Consummation of the Exchange Offer in accordance with this Section 3, subject to Section 4(a), the Company shall have no further obligation to register Transfer Restricted Securities pursuant to Section 4 of this Agreement or, with respect to Transfer Restricted Securities not tendered in the Exchange Offer, to register Series B Notes in another Exchange Offer pursuant to Section 3 of this Agreement; provided that the other provisions of this Agreement shall continue to apply as set forth in such provisions.

SECTION 4.    SHELF REGISTRATION

        (a) Shelf Registration. If (i) the Company and the Guarantors are not required to file an Exchange Offer Registration Statement or to Consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a)(i) below have been complied with) or (ii) if any Holder of Transfer Restricted Securities that is a "qualified institutional buyer," as such term is defined in Rule 144A under the Act shall notify the Company prior to the 20th business day following the Consummation of the Exchange Offer that such Holder alone or together with holders who hold in the aggregate at least $1.0 million in principal amount of Series A Notes (A) was prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) may not resell the Series B Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or
(C) is a Broker-Dealer and holds Series A Notes acquired directly from the Company or one of its affiliates, then the Company and the Guarantors shall:

          (x) cause to be filed a shelf Registration Statement pursuant to Rule 415 under the Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") on or prior to the earliest to occur of (1) the 30th day after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement, or permitted to Consummate the Exchange Offer and (2) the 30th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (ii) of paragraph (a) above (such earliest date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to Section 4(b) hereof; and

          (y) use their best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 90th day after the Shelf Filing Deadline.

The Company and the Guarantors shall use their best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (d) hereof to the extent necessary to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least two years following the Closing Date or such shorter period that will terminate when all Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or become eligible for resale pursuant to Rule 144 without volume or other restrictions, subject to any suspension of the effectiveness or usability of the Shelf Registration Statement or the Prospectus contained therein pursuant to Section 6(d)(i) hereof.

     Upon the filing of the Shelf Registration Statement in accordance with this
Section 4, the Company shall have no further obligation to register Series B Notes in an Exchange Offer pursuant to Section 3 of this Agreement; provided that the other provisions of this Agreement shall continue to apply as set forth in such provisions.

        (b) Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 10 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading and shall promptly supply such other information as the Company may from time to time reasonably request.

SECTION 5.    LIQUIDATED DAMAGES

     If (i) any of the Registration Statements required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in sections 3(a) and 4(a), as applicable, (ii) any of such required Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness in sections 3(a) and 4(a), as applicable, (the "Effectiveness Target Date"), (iii) the Exchange Offer has not been Consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose for the requisite period without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses
(i) through (iv), a "Registration Default"), the Company and the Guarantors jointly and severally agree to pay liquidated damages to each Holder of Transfer Restricted Securities with respect to the first 90-day period immediately following the occurrence of the first Registration Default, in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof that the Registration Default continues. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per week per $1,000 principal amount of Transfer Restricted Securities. All accrued liquidated damages shall be paid to Record Holders by the Company and the Guarantors by wire transfer of immediately available funds or by federal funds check on each Damages Payment Date, as provided in the Indenture. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of liquidated damages with respect to such Transfer Restricted Securities will cease. The applicable Registration Default will be deemed cured (1) upon the filing of the required Registration Statement in the case of clause (i) above,

(2) upon the effectiveness of such required Registration Statement in the case of clause (ii) above, (3) upon the Consummation of the Exchange Offer in the case of clause (iii) above and (4) in the case of clause (iv), upon the cure provided therein.

     All payment obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such payment obligations with respect to such Security shall have been satisfied in full.

SECTION 6.    REGISTRATION PROCEDURES

        (a) Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company and the Guarantors shall comply with all of the provisions of Section 6(d) below, shall use their best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

        (i) If in the reasonable opinion of counsel to the Company and the Guarantors there is a question as to whether the Exchange Offer is permitted by applicable federal law, the Company and the Guarantors hereby agree to seek a no-action letter or other favorable decision from the Commission allowing the Company and the Guarantors to Consummate an Exchange Offer for such Series A Notes. The Company and the Guarantors hereby agree to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company and the Guarantors hereby agree however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company and the Guarantors setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable and which need not be a written resolution) by the Commission staff of such submission.

        (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company and the Guarantors (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series B Notes to be issued in the Exchange Offer and (C) it is acquiring the Series B Notes in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company's and the Guarantors' preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer who acquired Series A Notes directly from the Company or any affiliate of the Company or the Guarantors and any such Holder intending to use the

     Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective Registration Statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Series B Notes obtained by such Holder in exchange for Series A Notes acquired by such Holder directly from the Company.

        (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above and
     (B) including a representation that neither the Company nor any Guarantor has entered into any arrangement or understanding with any Person to distribute the Series B Notes to be received in the Exchange Offer and that, to the best of the Company's and each Guarantor's information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes received in the Exchange Offer.

        (iv) The Company and the Guarantors will furnish to each Initial Purchaser and its counsel the Exchange Offer Registration Statement and all amendments and supplements thereto before filing such documents with the Commission, and such documents will be subject to the reasonable review and comment of each Initial Purchaser and its counsel.

        (b) Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company and the Guarantors shall comply with all the provisions of Section 6(d) below and shall use their best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company and the Guarantors will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof within the time periods and otherwise in accordance with the provisions hereof.

        (c)    [Intentionally omitted.]

        (d) General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Notes by Broker-Dealers), the Company and the Guarantors shall:

        (i) use their best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements (including, if required by the Act or any regulation thereunder, financial statements of any Guarantors) for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein
     (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company and the Guarantors shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use their best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter. Notwithstanding the foregoing, at any time after Consummation of the Exchange Offer, the Company and the Guarantors may allow the Exchange Offer Registration Statement (if otherwise required to keep it effective) or the Shelf Registration Statement and the related Prospectus to cease to become effective and usable if (x) the board of directors of the Company determines in good faith that it is in the best interests of the Company not to disclose the existence of or facts surrounding any proposed or pending material corporate transaction involving the Company and the Guarantors, and the Company mails notification to the Holders within five business days after the Board of Directors makes such determination, or (y) the Prospectus contained in the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, contains an untrue statement of the material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that 180-day period referred to in Section 3(c) during which the Exchange Offer Registration Statement is required to be effective and usable or the two-year period referred to in Section 4(a) hereof during which the Shelf Registration Statement is required to be effective and usable shall be extended by the number of days during which such Registration Statement was not effective or usable pursuant to the foregoing provisions (which such extension shall be the Holders' sole remedy hereunder);

        (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424, 430A and 462 under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

        (iii) advise the underwriter(s), if any, and selling Holders of Transfer Restricted Securities promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading or that requires the making of any additions to or changes in the Prospectus in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

        (iv) furnish to each of the selling Holders of Transfer Restricted Securities and each of the underwriter(s), if any, before filing with the Commission, copies of any Shelf Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus, which documents will be subject to the reasonable review and comment of such Holders and underwriter(s), if any, for a period of at least five business days, and the Company and the Guarantors will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) if a selling Holder of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall not have had an opportunity to participate in the preparation thereof;

        (v) make available at reasonable times at the Company's principal place of business for inspection by the selling Holders of Transfer Restricted Securities, any underwriter participating in any disposition pursuant to such Registration Statement, and any single firm of attorneys or any single accounting firm retained by such selling Holders or any of the underwriter(s) who shall certify to the Company and the Guarantors that they have a current intention to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement such financial and other information of the Company and the Guarantors as reasonably requested and cause the Company's and the Guarantors' officers, directors and employees to respond to such inquiries as shall be reasonably necessary, in the reasonable judgment of counsel to such Holders, to conduct a reasonable investigation; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company in writing as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) subject to the Company's right under the last sentence of Section 6(d)(i) to suspend the effectiveness or usability of such Registration Statement or Prospectus, such information is required to be set forth in such Registration Statement or the Prospectus included therein or in an amendment to such Registration Statement or an amendment or supplement to such Prospectus in order that such Registration Statement, Prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and provided further, that appropriate arrangements are made, to the extent required by applicable anti-trust law, to limit access to such records, information or documents to representatives of the Holders who are not officers or employees of the Holders; and provided further that, without limiting the foregoing, no such records, information or documents shall be used by any person or entity obtaining access thereto in connection with any market transactions in securities of the Company or the Guarantors in violation of law; and provided further that the Company and the Guarantors shall not be required to provide any information to the Holders or the underwriters that the Company and the Guarantors are prohibited by law from disclosing;

        (vi) if requested by any selling Holders of Transfer Restricted Securities or the underwriter(s), if any, promptly incorporate in any Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation (in the case of underwriters) and solely with respect to (in the case of selling Holders), information relating to the "Plan of Distribution" of the Transfer Restricted Securities information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the

     Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

        (vii) furnish to each selling Holder of Transfer Restricted Securities and each of the underwriter(s), if any, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

        (viii) deliver to each selling Holder of Transfer Restricted Securities and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Guarantors hereby consent to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

        (ix) enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be customarily and reasonably requested by the Initial Purchasers or, in the case of registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, by any Holder or Holders of Transfer Restricted Securities who hold at least $25 million in aggregate principal amount of such class of Transfer Restricted Securities; provided, that, the Company and the Guarantors shall not be required to enter into any such agreement more than once with respect to all of the Transfer Restricted Securities and, in the case of a Shelf Registration Statement, may delay entering into such agreement if the Board of Directors of the Company determines in good faith that it is in the best interests of the Company and the Guarantors not to disclose the existence of or facts surrounding any proposed or pending material corporate transaction involving the Company and the Guarantors; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company and the Guarantors shall:

                (A) furnish to the Initial Purchaser, the Holders of Transfer Restricted Securities who hold at least $25 million in aggregate principal amount of such class of Transfer Restricted Securities (in the case of a Shelf Registration Statement), and each underwriter, if any, in such substance and scope as they may request and as are customarily made in connection with an offering of debt securities pursuant to a Registration Statement (i) upon the effective date of any Registration Statement (and if such Registration Statement contemplates an Underwritten Offering of Transfer Restricted Securities, upon the date of the closing under the underwriting agreement related thereto) and (ii) upon the filing of any amendment or supplement to any Registration
          Statement:

                        (1) a certificate, dated the date of effectiveness of
                the Shelf Registration Statement signed by (y) the respective Chairman of the Board, the respective President or any Vice President and (z) the respective Chief Financial Officer of the Company and each of the Guarantors confirming, as of the date thereof, the matters set forth in paragraph (j) of Section 7 of the Purchase Agreement and such other matters as such parties may reasonably request;

                        (2) an opinion, dated the date of effectiveness of the
                Shelf Registration Statement, as the case may be, of counsel for the Company covering the matters set forth in paragraph (d) of
                Section 7 of the Purchase Agreement and such other matters as such parties may reasonably request, and in any event including a statement to the effect that in the course of the preparation of such Registration Statement and the related Prospectus, such counsel participated in conferences with certain officers and employees of the Company, representatives of the independent public accountants for the Company and representatives of the underwriters, if any, and their counsel at which the contents of the Registration Statement and related matters were discussed and, although such counsel need not pass upon or assume responsibility for the accuracy, completeness or fairness of the statements contained or incorporated by reference in such Registration Statement or the related Prospectus, no facts have come to such counsel's attention that lead it to believe that the Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel need not assume any responsibility for or independently verify the accuracy, completeness or fairness of the financial statements and schedules and other financial data included or incorporated in any Registration Statement or related Prospectus and need express no view as to the accounting or financial records from which such financial statements, schedules and data are derived; and

                        (3) a customary comfort letter, the date of
                effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, to the extent permitted by relevant accounting industry rules and guidelines (including the Statement on Accounting Standards No. 72), and affirming the matters set forth in the comfort letters delivered pursuant to
                Section 7 of the Purchase Agreement, without exception;

                (B) set forth in full or incorporated by reference in the
            underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Guarantors pursuant to this clause (x), if any.

        (x) prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders of Transfer Restricted Securities, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders of Transfer Restricted Securities or underwriter(s) may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities, covered by the Shelf Registration Statement filed pursuant to Section 4 hereof; provided, however, that the Company and the Guarantors shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

        (xi) shall issue, upon the request of any Holder of Series A Notes covered by the Shelf Registration Statement, Series B Notes, having an aggregate principal amount equal to the aggregate principal amount of Series A Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Series B Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Notes, as the case may be; in return, the Series A Notes held by such Holder shall be surrendered to the Company for cancellation;

        (xii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the selling Holders of Transfer Restricted Securities and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

        (xiii) use its best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xi) above;

        (xiv) if any fact or event contemplated by clause (d)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

        (xv) use their best efforts to provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Indenture with printed certificates for the Transfer Restricted Securities which are in a form eligible for deposit with the Depository Trust Company;

        (xvi) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD;

        (xvii) otherwise use their best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

        (xviii) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute, and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

        (xix) provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act; and

        (xx) cause each Additional Guarantor upon the creation or acquisition by the Company of such Additional Guarantor, to execute a counterpart to this Agreement in the form attached hereto as Annex A and to deliver such counterpart to the Initial Purchasers no later than five business days following the execution thereof.

     Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(d)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(d)(xiv) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities, that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(d)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(d)(xiv) hereof or shall have received the Advice (which such extensions shall be the Holders' sole remedy hereunder).

     The Company and the Guarantors may require each Holder of Transfer Restricted Securities as to which any registration is being effected to furnish to the Company such information regarding such Holder and such Holder's intended method of distribution of the applicable Transfer Restricted Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Act. The Company may exclude from such registration Transfer Restricted Securities of any selling Holder so long as such Holder fails to furnish such information within a reasonable time (and in any event within ten business days) after receiving such request. Each such Holder agrees to notify the Company as promptly as practicable of (i) any inaccuracy or change in information previously furnished by such Holder to the Company or (ii) the occurrence of any event, in either case, as a result of which any Prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of distribution of the applicable Transfer Restricted Securities or omits to state any material fact regarding such Holder or such Holder's intended method of distribution of the applicable Transfer Restricted Securities required to be stated therein or necessary to make the statements therein not misleading and promptly to furnish to the Company any additional information required to correct and update any previously furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such Holder or the distribution of the applicable Transfer Restricted Securities an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

SECTION 7.    REGISTRATION EXPENSES

     All expenses incident to the Company's and the Guarantors' performance of or compliance with this Agreement will be borne by the Company regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD));
(ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and the Guarantors and all reasonable fees and disbursements of one special counsel for all the Holders of Transfer Restricted Securities; and (v) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance); provided, however, that in no event shall the Company or the Guarantors be responsible for any underwriting discounts, commissions or fees attributable to the sale or other disposition of Transfer Restricted Securities.

     The Company will, in any event, bear its and the Guarantors' internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or the Guarantors.

SECTION 8.    INDEMNIFICATION

     (a) The Company and the Guarantors shall, jointly and severally, indemnify and hold harmless each selling Holder of Transfer Restricted Securities whose Transfer Restricted Securities are included in any Registration Statement, its officers and employees and each person, if any, who controls any such Holders, within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Holder, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Registration Statement or Prospectus or in any amendment or supplement thereto or (B) in any blue sky application or other document prepared or executed by the Company or any Guarantor (or based upon any written information furnished by the Company or any Guarantor) specifically for the purpose of qualifying any or all of the Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), or (ii) the omission or alleged omission to state in any Registration Statement or Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Holder and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Holder, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made (i) in any Registration Statement or Prospectus, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Holder furnished to the Company by or on behalf of any Holder specifically for inclusion therein, or
(ii) in the preliminary Prospectus or the final Prospectus, as the case may be, if a copy of the final Prospectus (as then amended or supplemented and provided by the Company) was not sent or given by or on behalf of such Holder to the person asserting any such loss, claim, damage, liability or expense, at or prior to the written confirmation of the sale of the Transfer Restricted Securities and the final Prospectus (as then amended or supplemented) could have corrected such untrue or alleged untrue statement or such omission or alleged omission. The foregoing indemnity agreement is in addition to any liability which the Company and the Guarantors may otherwise have to any Holder or to any officer, employee or controlling person of that Holder.

     (b) Each Holder, severally and not jointly, shall indemnify and hold harmless the Company and the Guarantors, their respective officers and employees, each of their respective directors, and each person, if any, who controls the Company or the Guarantors within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Guarantors or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Registration Statement or Prospectus, or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Registration Statement or Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Holders furnished to the Company by or on behalf of that Holder specifically for inclusion therein, and shall reimburse the Company, the Guarantors and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company, the Guarantors or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Holder may otherwise have to the Company, the Guarantors or any such director, officer, employee or controlling person.

      (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable, under applicable standards of professional conduct, for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one local counsel) at any time for all such indemnified parties, if the indemnified parties under this Section 8 consist of Holders or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section consist of the Company, the Guarantors or any of their respective directors, officers, employees or controlling persons. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

     (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,
(i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Holders on the other, from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors, on the one hand and the Holders on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors, on the one hand and the Holders on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Notes purchased under the Purchase Agreement (before deducting expenses) received by the Company and the Guarantors, on the one hand, bears to the total proceeds received by the Holders with respect to the Transfer Restricted Securities sold pursuant to the Registration Statement, on the other hand. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or the Holders, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Holders agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8(d), no Holder shall be required to contribute any amount in excess of the amount by which the proceeds received by it in connection with its sale of Transfer Restricted Securities exceeds the amount of any damages which such Holder has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute as provided in this Section 8(d) are several and not joint.

SECTION 9.    RULE 144A

     The Company and each Guarantor hereby agrees with each Holder of Transfer Restricted Securities, during any period in which the Company or such Guarantor is not subject to Section 13 or 15(d) of the Exchange Act within the two-year period following the Closing Date, to make available to any Holder or beneficial owner of Transfer Restricted Securities or any Holder upon its request, in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule

144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

SECTION 10.    PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

     No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

SECTION 11.    SELECTION OF UNDERWRITERS

     The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering at such Holders' expense. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

SECTION 12.    MISCELLANEOUS

     (a) Remedies. The Company and the Guarantors agree that monetary damages (other than the liquidated damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance (other than in connection with a breach or alleged breach for which Liquidated Damages are otherwise provided) that a remedy at law would be adequate.

     (b) No Inconsistent Agreements. Neither the Company nor any Guarantor will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in the final Offering Memorandum, neither the Company nor any Guarantor has previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's or any Guarantor's securities under any agreement in effect on the date hereof.

     (c) Adjustments Affecting the Notes. The Company and the Guarantors will not take any action, or permit any change to occur, with respect to the Notes that would materially and adversely affect the ability of the Holders to Consummate any Exchange Offer.

     (d) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Transfer Restricted Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer or registered pursuant to the Shelf Registration Statement and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer or registered pursuant to the Shelf Registration Statement, respectively, may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered, as applicable.

     (e) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

     (f) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

          (i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture; and

          (ii) if to the Company or the Guarantors:

               Hollywood Park, Inc.
               1050 South Prairie Avenue
               P.O. Box 369
               Inglewood, CA 90306-0369
               Telecopier No.:  310/671-4460
               Attention:  G. Michael Finnigan

               With a copy to:

               Irell & Manella LLP
               1800 Avenue of the Stars, Suite 900
               Los Angeles, CA 90067-4276
               Telecopier No.:  310/203-7199
               Attention:  Alvin G. Segel, Esq.

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

     Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

     (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

     (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

     (k) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (l) Entire Agreement. This Agreement together with the other Operative Documents (as defined in the Purchase Agreement) is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company and the Guarantors with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                            [Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       HOLLYWOOD PARK, INC.

                                       By: /s/  G. Michal Finnigan
                                           -----------------------
                                       Name: G. Michael Finnigan
                                       Title: Chief Financial Officer


                                       GUARANTORS:

                                       BAY ST. LOUIS CASINO CORP.

                                       By: /s/  G. Michael Finnigan
                                           ------------------------
                                       Name: G. Michael Finnigan
                                       Title:  Vice President


                                       BAYVIEW YACHT CLUB, INC.

                                       By: /s/  G. Michael Finnigan
                                           -------------------------
                                       Name: G. Michael Finnigan
                                       Title: Vice President


                                       BILOXI CASINO CORP.

                                       By: /s/  G. Michael Finnigan
                                           ------------------------
                                       Name: G. Michael Finnigan
                                       Title: Vice President


                                       BOOMTOWN HOOSIER, INC.

                                       By:  /s/ G. Michael Finnigan
                                           ------------------------
                                       Name: G. Michael Finnigan
                                       Title:  Vice President

                                       BOOMTOWN HOTEL & CASINO, INC.

                                       By: /s/  G. Michael Finnigan
                                           ------------------------
                                       Name: G. Michael Finnigan
                                       Title:  Vice President


                                       BOOMTOWN, INC.

                                       By:  /s/  G. Michael Finnigan
                                           -------------------------
                                       Name: G. Michael Finnigan
                                       Title: Vice President


                                       CASINO MAGIC AMERICAN CORP.

                                       By: /s/  G. Michael Finnigan
                                          --------------------------
                                       Name: G. Michael Finnigan
                                       Title: Vice President


                                       CASINO MAGIC CORP.

                                       By:  /s/  G. Michael Finnigan
                                          --------------------------
                                       Name: G. Michael Finnigan
                                       Title: Vice President


                                       CASINO MAGIC FINANCE CORP.

                                       By: /s/  G. Michael Finnigan
                                          --------------------------
                                       Name: G. Michael Finnigan
                                       Title: Vice President

                                       CASINO ONE CORPORATION

                                       By:  /s/  G. Michael Finnigan
                                           -------------------------
                                       Name: G. Michael Finnigan
                                       Title: Vice President


                                       CRYSTAL PARK HOTEL & CASINO
                                       DEVELOPMENT COMPANY, LLC

                                       By its Manager
                                       HP/COMPTON, INC.

                                       By: /s/  G. Michael Finnigan
                                          -------------------------
                                       Name:  G. Michael Finnigan
                                       Title: Chief Financial Officer


                                       HOLLYWOOD PARK FALL OPERATING
                                       COMPANY

                                       By:  /s/  G. Michael Finnigan
                                            ------------------------
                                       Name:  G. Michael Finnigan
                                       Title: Executive Vice President


                                       HOLLYWOOD PARK FOOD SERVICES, INC.

                                       By: /s/  G. Michael Finnigan
                                           --------------------------
                                       Name: G. Michael Finnigan
                                       Title: Executive Vice President


                                       HOLLYWOOD PARK OPERATING COMPANY

                                       By:   /s/  G. Michael Finnigan
                                           --------------------------
                                       Name: G. Michael Finnigan
                                       Title: Chief Financial Officer

                                       HP CASINO, INC.

                                       By:    /s/  G. Michael Finnigan
                                           ---------------------------
                                       Name: G. Michael Finnigan
                                       Title: Chief Financial Officer


                                       HP/COMPTON, INC.

                                       By: /s/  G. Michael Finnigan
                                           ------------------------
                                       Name: G. Michael Finnigan
                                       Title: Chief Financial Officer


                                       HP YAKAMA, INC.

                                       By: /s/  G. Michael Finnigan
                                           -------------------------
                                       Name: G. Michael Finnigan
                                       Title: Vice President


                                       HP YAKAMA CONSULTING, INC.

                                       By:  /s/  G. Michael Finnigan
                                           -------------------------
                                       Name: G. Michael Finnigan
                                       Title: Vice President


                                       INDIANA VENTURES LLC
                                       By its Managing Member
                                       BOOMTOWN HOOSIER, INC.

                                       BY:  /s/  G. Michael Finnigan
                                           -------------------------
                                       Name:  G. Michael Finnigan
                                       Title: Chief Financial Officer

                                       LOUISIANA GAMING ENTERPRISES, INC.

                                       By:  /s/  G. Michael Finnigan
                                            ------------------------
                                       Name: G. Michael Finnigan
                                       Title: Chief Financial Officer


                                       LOUISIANA-I GAMING, A LOUISIANA
                                       PARTNERSHIP IN COMMENDAM

                                       By its General Partner
                                       LOUISIANA GAMING ENTERPRISES, INC.

                                       By: /s/  G. Michael Finnigan
                                           ------------------------
                                       Name: G. Michael Finnigan
                                       Title:  Chief Financial Officer


                                       MARDI GRAS CASINO CORP.

                                       By:   /s/  G. Michael Finnigan
                                           ---------------------------
                                       Name: G. Michael Finnigan
                                       Title:  Vice President


                                       MISSISSIPPI I-GAMING, L.P.

                                       By its General Partner
                                       BAYVIEW YACHT CLUB, INC.

                                       By: /s/  G. Michael Finnigan
                                           ------------------------
                                       Name: G. Michael Finnigan
                                       Title:  Vice President

                                       PINNACLE GAMING DEVELOPMENT CORP.

                                       By: /s/  G. Michael Finnigan
                                           ------------------------
                                       Name: G. Michael Finnigan
                                       Title: President


                                       SWITZERLAND COUNTY DEVELOPMENT
                                       CORP.

                                       By:  /s/  G. Michael Finnigan
                                            -------------------------
                                       Name: G. Michael Finnigan
                                       Title:  Vice President


                                       TURF PARADISE, INC.

                                       By:  /s/  G. Michael Finnigan
                                           -------------------------
                                       Name: G. Michael Finnigan
                                       Title: Vice President

LEHMAN BROTHERS INC.
CIBC OPPENHEIMER CORP.
MORGAN STANLEY & CO. INCORPORATED
NATIONSBANC MONTGOMERY SECURITIES LLC
SG COWEN SECURITIES CORPORATION
WASSERSTEIN PERELLA SECURITIES, INC.
BY LEHMAN BROTHERS INC.

By:  /s/  Raymond C. Mikulich
    ---------------------------
Authorized Representative

                                                                         Annex A
                                                                         -------

                  Counterpart To Registration Rights Agreement
                  --------------------------------------------

     The undersigned hereby absolutely, unconditionally and irrevocably agrees (as a "Guarantor") to use best efforts to include its Subsidiary Guarantee in any Registration Statement required to be filed by the Company and the Guarantors pursuant to the Registration Rights Agreement, dated as of February 18, 1999, (the "Registration Rights Agreement") by and among Hollywood Park, Inc., a Nevada corporation, the guarantors named therein, Lehman Brothers Inc., CIBC Oppenheimer Corp., Morgan Stanley & Co. Incorporated, NationsBanc Montgomery Securities LLC, SG Cowen Securities Corporation, and Wasserstein Perella Securities, Inc.; to use best efforts to cause such Registration Statement to become effective as specified in the Registration Rights Agreement; and to otherwise be bound by the terms and provisions of the Registration Rights Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this Counterpart as of February 18, 1999.

                              [NAME]

                              By:
                                  ---------------------------
                                  Name:
                                  Title: